




Hilton
Garden Inn

APPLE HOSPITALITY REIT

10 Apple REIT Ten

Proposed Merger Investor Presentation

April 2016


Hampton
Inn & Suites





FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as "may," "believe," "expect," "anticipate," "intend," "estimate," "project," "target," "goal," "plan," "should," "will," "predict," "potential," "likely," or other words, phrases or expressions of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc. ("Apple Hospitality"), Apple REIT Ten, Inc. ("Apple Ten") or the Pro Forma Combined Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the companies to obtain the required shareholder approvals to consummate the proposed merger; the satisfaction or waiver of other conditions in the merger agreement; the risk that the merger or the other transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that may be instituted against Apple Hospitality, Apple Ten and others related to the merger agreement; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's or Apple Ten's business, assets or classification as a real estate investment trust. Although Apple Hospitality and Apple Ten believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality, Apple Ten or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality or Apple Ten will be achieved. In addition, Apple Hospitality's and Apple Ten's qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review Apple Hospitality's and Apple Ten's financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality's and Apple Ten's filings with the Securities and Exchange Commission ("SEC"), including, but not limited to, in the section entitled "Item 1A. Risk Factors" in the Annual Report on Form 10-K filed by Apple Hospitality with the SEC on February 25, 2016, and in the section entitled "Item 1A. Risk Factors" in the Annual Report on Form 10-K filed by Apple Ten with the SEC on March 4, 2016. Any forward-looking statement speaks only as of the date of this presentation. Neither Apple Hospitality nor Apple Ten undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

Cover photos are Apple Ten hotels and include: Courtyard, Franklin, TN; Homewood Suites, Round Rock, TX; Hampton Inn & Suites, Phoenix, AZ; Hilton Garden Inn, Denver, CO; Fairfield Inn & Suites, Tustin, CA; Homewood Suites, Denton, TX

MERGER HIGHLIGHTS



Homewood Suites, Cedar Rapids, IA

Unique opportunity to merge with a high-quality portfolio that is strategically consistent with Apple Hospitality's existing platform

- Combined portfolio will include 234 hotels in 33 states
- Combined enterprise value of approximately $5.7 billion[1]
- Transaction maintains Apple Hospitality's consistent low leverage strategy
- Transaction expected to be accretive in first year, after closing

(1) Based on APLE 20 day VWAP ending April 12, 2016 of $19.49 and proposed merger consideration.

TRANSACTION OVERVIEW

Apple Hospitality plans to merge with Apple Ten in a $1.3 billion transaction that is expected to be accretive in the first year after closing

Transaction Consideration	- Apple Hospitality (NYSE: APLE) to acquire 100% of Apple Ten's outstanding stock in a cash and stock transaction
	  - 0.522 common shares of APLE plus $1.00 in cash per each Apple Ten common share and as converted Series B convertible preferred share
	    - The total consideration equates to an implied offer price per Apple Ten share of $11.17 based on APLE's $19.49 20-day VWAP (volume weighted average price) ending on April 12, 2016
	    - Apple Hospitality will assume or extinguish all of Apple Ten's debt ($239 million as of March 31, 2016)

Go Shop / Breakup Fee	- The merger agreement contains a 45-day go-shop period for Apple Ten - $5 million break-up fee payable to Apple Hospitality plus expenses not to exceed $3 million - Post go-shop break-up fee of $25 million
Pro Forma Ownership and Shareholder Base	- 78% Apple Hospitality shareholders (approximately 175 million shares) - 22% Apple Ten shareholders (approximately 49 million shares) - Apple Hospitality has approximately 46,000 beneficial shareholders - Apple Ten has approximately 23,000 beneficial shareholders
Other Key Items	- Apple Hospitality management team will continue to lead the combined company - Apple Hospitality and Apple Ten will both require shareholder votes - Transaction is currently expected to close in Q3 2016

STRATEGIC BENEFITS

Acquisition furthers Apple Hospitality's strategy to own, in scale, high-quality upscale Marriott® and Hilton® hotels in geographically diverse locations that are poised for growth, while maintaining a strong and flexible balance sheet

Strategic Fit	• Significant growth while maintaining a nationally diversified, upscale select service portfolio with continued exclusive focus on Marriott® and Hilton® brands • Apple Ten built and managed by the management team of Apple Hospitality, creating transaction efficiencies • Expected to be accretive in first year, after closing
Increased Size and Scale	• Increases existing economies of scale and focused brand representation • Potential cost of capital advantages through increased access to public debt and equity • Strengthens Apple Hospitality's position as the largest select service focused lodging REIT • Further diversifies Apple Hospitality's broad geographically diversified portfolio • Cost effective issuance of stock resulting in an approximate 28% increase in equity market capitalization
Conservative Capital Structure	• Apple Ten's low leverage aligns with Apple Hospitality's strategy of maintaining a conservative capital structure • Pro Forma Combined Company Net Debt / 2016E Adjusted EBITDA is 3.0x, which remains among the lowest in the REIT industry • Pro Forma Combined Company will continue to have staggered debt maturities, which will facilitate an agile balance sheet strategy
Liquidity for Apple Ten Shareholders	• Mix of cash and stock in a publicly traded entity provides Apple Ten shareholders with access to liquidity • Shareholders will have the option to continue to invest in a larger more diverse hospitality REIT with a consistent strategy
Best-In-Class Management Team	• Apple Hospitality's management team with deep industry experience over multiple hotel cycles will continue to lead the combined company • Apple Hospitality's strong, independent board of directors with significant public market and industry experience will oversee the combined company

TRANSACTION OVERVIEW

	APPLE HOSPITALITY REIT	Apple REIT Ten	Pro Forma Combined Company
Enterprise Value[(1)]	$4.4 billion	$1.3 billion	$5.7 billion
Equity Market Cap[(1)]	$3.4 billion	$1.1 billion	$4.4 billion
Hotels	179	55	234
Guestrooms	22,961	7,056	30,017
2015 Comparable Hotels RevPAR	$100.59	$97.10	$99.78
Average Effective Age[(2)]	4 years	3 years	4 years
Number of States	32	17	33
Brands[(3)]	54% Marriott 46% Hilton	38% Marriott 62% Hilton	50% Marriott 50% Hilton

(1) Reflects APLE 20-day VWAP ending on April 12, 2016 of $19.49 and proposed merger consideration
(2) Years since built or renovated.
(3) Based on number of guestrooms.

COMPLEMENTARY GEOGRAPHIC FOOTPRINTS


4%
4%
3%
4%
8%
3%
6%
3%
5%
4%
Apple Hospitality owns a property in this market
Apple Hospitality owns more than one property in this market
Apple Ten owns a property in this market
Apple Ten owns more than one property in this market
Apple Hospitality and Apple Ten both own property in this market

The acquisition of Apple Ten further strengthens Apple Hospitality's presence in key markets and expands its geographic footprint from **32** states to **33** and from **83** MSAs to **94**.

Note: Highlighted MSAs represent ten largest MSAs in terms of percentage Pro Forma Adjusted Hotel EBITDA contribution to the Pro Forma Combined Company for the year ended December 31, 2015.

MARKET DIVERSITY

Adjusted Hotel EBITDA Contribution by Market Type

APPLE HOSPITALITY REIT


Suburban
57%
Urban
24%
Airport
6%
Interstate
3%
Resort
5%
Small
Metro
5%

Apple REIT Ten


Suburban
65%
Urban
20%
Airport
8%
Interstate
1%
Resort
2%
Small
Metro
4%

Pro Forma
Combined Company


Suburban
59%
Urban
23%
Airport
6%
Interstate
3%
Resort
4%
Small
Metro
5%

The Apple Ten portfolio aligns with Apple Hospitality's disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Adjusted Hotel EBITDA contribution for the 12 months ended December 31, 2015.

APPLE HOSPITALITY REIT

Apple REIT Ten

ACQUISITION COMPLEMENTS APPLE HOSPITALITY'S BRAND STRATEGY

HILTON WORLDWIDE

50%(1)


Hilton
Hilton Garden Inn
EMBASSY SUITES
Hampton
(3)
HOME2
HOMEWOOD SUITES BY HILTON
RENAISSANCE
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott (2)
MARRIOTT
SPRINGHILL SUITES Marriott
TownePlace SUITES Marriott
Residence Inn Marriott
Upscale
Upper Midscale
Upper Upscale

MARRIOTT

50%(1)

The Pro Forma Combined Company solidifies Apple Hospitality as one of the top five largest owners for both Hilton® and Marriott® and continues consistent brand diversity with 50% Hilton® and 50% Marriott® brands.

(1) Statistics are based on the number of guestrooms owned by the Pro Forma Combined Company as of December 31, 2015.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Pro Forma Combined Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Pro Forma Combined Company.

BRAND DISTRIBUTION

	Apple Hospitality[1]	Apple Ten[1]	Pro Forma Combined Company
Embassy Suites by Hilton®	316	0	316
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	3,175	1,247	4,422
Hilton®	224	0	224
Hilton Garden Inn®	3,983	1,719	5,702
Home2 Suites by Hilton®	237	304	541
Homewood Suites by Hilton®	2,572	1,100	3,672
Courtyard by Marriott®	4,693	643	5,336
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	845	455	1,300
Marriott® Hotels	842	316	1,158
Renaissance® Hotels	205	0	205
Residence Inn by Marriott®	3,017	679	3,696
SpringHill Suites by Marriott®	2,042	206	2,248
TownePlace Suites by Marriott®	810	387	1,197
Total	**22,961**	**7,056**	**30,017**

(1) Number of guestrooms owned as of December 31, 2015.

APPLE HOSPITALITY REIT

Apple REIT Ten

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[(1)]	Pro Forma Combined Company Hotel Ownership[(2)]
Embassy Suites by Hilton®	2	2
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Hilton®	1	1
Hilton Garden Inn®	58	41
Home2 Suites by Hilton®	5	5
Homewood Suites by Hilton®	61	33
Courtyard by Marriott®	62	39
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Marriott® Hotels	7	4
Renaissance® Hotels	1	1
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Total	**418**	**234**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality (total of 179) and Apple Ten (total of 55) as of December 31, 2015.

APPLE HOSPITALITY REIT

Apple REIT Ten

EQUITY MARKET CAPITALIZATION ($ millions)



Upscale
Upper Upscale
Apple Hospitality, Apple Ten, Pro Forma Combined Company
$11,510
$4,462
$3,482
$2,842
$2,696
$2,593
$2,010
$1,937
$1,074
$1,037
$1,035
$967
$785
HST
Pro Forma Combined Company(3)
APLE(1)
LHO
RLJ
SHO
PEB
DRH
Apple Ten(2)
INN
FCH
HT
CLDT

Largest select service public lodging REIT with a sharp focus on upscale hotels

Source: SNL Financial as of December 31, 2015.
(1) Apple Hospitality based on APLE's closing share price of $19.97 and outstanding common shares at 12/31/15.
(2) Apple Ten based on APLE's closing share price at 12/31/15 and proposed merger consideration.
(3) Total of APLE and Apple Ten less proposed merger cash consideration of $1.00 per as converted share of Apple Ten.

MAINTAIN HIGH QUALITY OPERATORS

TOP 12 PRO FORMA COMBINED COMPANY OPERATORS

Rank	Company Name	Total # of Properties[1]	% of Pro Forma Combined Company Portfolio[2]	Pro Forma Combined Company's % of Operator's Portfolio[2]
1	LBA	38	16%	61%
2	White Lodging	29	12%	18%
3	Dimension	24	10%	44%
4	McKibbon	17	7%	20%
5	Western	17	7%	47%
6	Raymond	14	6%	44%
7	Marriott	14	6%	2%
8	Crestline	9	4%	8%
9	Vista Host	9	4%	32%
10	Newport	9	4%	26%
11	North Central	9	4%	30%
12	InnVentures	8	3%	23%

(1) Number of properties managed for Apple Hospitality and Apple Ten as of December 31, 2015.
(2) Calculated based on number of hotels.
(3) Calculated based on number of hotels, excludes brand management.

100% of the Pro Forma Combined Company's portfolio operated by 3rd party property managers

93% independent of brand management [2]

22 operating companies provide a platform for comparative analytics and shared best practices

24% of operators' portfolios represented by the Pro Forma Combined Company on average [3]

Scale within our management companies' portfolios provides substantial influence

SOURCES AND USES

Consideration of $1.00 per share in cash and a fixed exchange ratio of 0.522x Apple Hospitality shares, resulting in $94 million of cash and $957 million of Apple Hospitality common shares issued to Apple Ten shareholders[2]

Sources	
(in thousands, except per share amounts)	
Apple Hospitality's Shares Issued to Apple Ten[2]	49,077
20 Day VWAP (ending 4/12/2016)	$19.49
Equity Issued to Apple Ten	**$956,511**
Assumed Apple Ten Mortgage Debt[1]	193,992
New Debt Issuance	148,717
Total Sources	**$1,299,220**

Uses	
(in thousands, except per share amounts)	
Apple Ten Shares Outstanding (on an as converted basis)	94,017
Implied Equity Value Per Share[2]	$10.17
Cash Consideration to Apple Ten Shareholders	$94,017
Total Apple Ten Equity Purchase Price	**$1,050,528**
Assumed Apple Ten Mortgage Debt[1]	193,992
Repay Apple Ten Credit Facility[1]	44,700
Estimated Transaction Costs	10,000
Total Uses	**$1,299,220**

(1) Outstanding debt as of 3/31/2016.
(2) Reflects 0.522x exchange ratio and based on the 20 day VWAP of Apple stock ending April 12, 2016 of $19.49.

APPLE HOSPITALITY REIT

Apple REIT Ten

PRO FORMA COMBINED CAPITALIZATION

Pro Forma Combined Company will have a conservative and flexible balance sheet with a pro forma Net Debt / 2016E Adjusted EBITDA of 3.0x

Pro Forma Combined Capitalization

(in thousands, except per share amounts)	Apple Hospitality	Apple Ten	Transaction Adjustments	Pro Forma Combined Company
Equity				
Total Shares Outstanding (As of 3/31/2016)	**174,665**	**94,017[5]**	**(44,940)**	**223,742**
APLE 20 Day VWAP (As of 4/12/2016)[1]	$19.49	$11.17		$19.49
Equity Market Capitalization	**$3,404,221**	**$1,050,528**	**($94,017)**	**$4,360,732**
Debt				
Mortgage Debt[2]	$428,617	$193,992	$ -	$622,609
Credit Facility/Term Loan[2]	596,900	44,700	104,017	745,617
Total Debt	**$1,025,517**	**$238,692**	**$104,017**	**$1,368,226**
Total Enterprise Value	**$4,429,738**	**$1,289,220**	**$10,000[4]**	**$5,728,958**

Net Debt / 2016E Adjusted EBITDA[3]


3.2
3.0
2.8
2.6
2.4
2.2
2.0
2.9x
3.0x
Apple Hospitality
Pro Forma Combined Company

Net Debt / Enterprise Value


30.0%
26.0%
22.0%
18.0%
14.0%
10.0%
23%
24%
Apple Hospitality
Pro Forma Combined Company

(1) Apple Ten implied share price based on proposed consideration and APLE 20 Day VWAP ending April 12, 2016.
(2) Outstanding debt as of 3/31/2016, transaction adjustments consist of incremental debt to fund the proposed cash consideration and estimated closing costs.
(3) Based on Pro Forma Combined Debt outstanding debt at 3/31/2016 and estimated Pro Forma Combined 2016 Adjusted EBITDA.
(4) Represents estimated closing costs.
(5) Includes conversion of Series B Convertible Preferred Shares.

APPLE HOSPITALITY REIT

Apple REIT Ten

FLEXIBLE BALANCE SHEET

The Pro Forma Combined Company will have low debt levels and staggered maturities, which will continue to facilitate Apple Hospitality's agile balance sheet strategy

DEBT MATURITY SCHEDULE[1]

($ in thousands)



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$174,697
$150,598
$9,377
$248,751
$449,345
$298,831
2016
2017
2018
2019[1]
2020
Thereafter
Apple Hospitality
Apple Ten

(1) Debt as of 12/31/15 and includes estimated cash drawn on Apple Hospitality's line of credit of $104 million at closing. Annual amounts include principal amortization of secured loans.

APPLE HOSPITALITY REIT

Apple REIT Ten

COMPELLING INVESTMENT OPPORTUNITY


Residence Inn, Ft. Lauderdale, FL


Marriott, Fairfax, VA


Hampton Inn & Suites, Rosemont, IL

- Unique opportunity to merge with a high-quality portfolio that is strategically consistent with Apple Hospitality's existing platform
  - Focus on upscale, select service hotels
  - Exclusively Hilton® and Marriott® brands
  - Geographically diversified
- Increased economies of scale and focused brand representation
- Enhanced future access to diverse, efficiently priced capital
- Cost effective issuance of stock
- Transaction is expected to be accretive in first year, after closing
- Provides Apple Ten shareholders opportunity to participate in the Pro Forma Combined Company or liquidity optionality

DEFINITIONS

Non-GAAP Financial Measures

Apple Hospitality and Apple Ten (the "Companies") consider the following non-GAAP financial measures useful to investors as key supplemental measures of their operating performance: Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Companies' cash needs, including their ability to make cash distributions. Although EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Companies, may not be comparable to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Companies define such terms, the Companies believe these supplemental measures are useful to investors when comparing the Companies' results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Companies believe EBITDA is useful to investors because it helps the Companies and their investors evaluate the ongoing operating performance of the Companies by removing the impact of their capital structure (primarily interest expense) and their asset base (primarily depreciation and amortization). In addition, certain covenants included in the Companies' indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Companies consider the exclusion of certain additional items from EBITDA useful, including (i) the exclusion of transaction and listing costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Companies consider excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Companies believe property-level results provide investors with supplemental information about the ongoing operational performance of the Companies' hotels and the effectiveness of the operators of the hotels.

Comparable Hotels

The Companies define "Comparable Hotels" metrics for Apple Hospitality as results generated by the 179 hotels owned as of December 31, 2015 and for Apple Ten as results of the 55 hotels owned as of December 31, 2015. For the hotels acquired during the periods noted, the Companies have included, as applicable, results of these hotels for periods prior to the Companies' ownership and for dispositions, results have been excluded for the Companies' period of ownership. Results for periods prior to the Companies' ownership have not been included in the Companies' actual Consolidated Financial Statements and are included only for comparison purposes.

Pro Forma Combined Company

Information provided for the Pro Forma Combined Company reflects the total of each of Apple Hospitality and Apple Ten for the particular metric referenced and for the period or point in time referenced. No adjustments have been made for any anticipated changes in the combined companies except to reflect the proposed consideration in the transaction and anticipated closing costs.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to the hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. and Apple REIT Ten, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality or Apple Ten offerings and received no proceeds from the offerings. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality or Apple Ten shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc. and Apple REIT Ten, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality or Apple Ten offerings and received no proceeds from the offerings. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality or Apple Ten shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

ADDITIONAL INFORMATION

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Apple Hospitality and Apple Ten intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a joint proxy statement/prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE PROPOSED TRANSACTION. The registration statement, the joint proxy statement/prospectus and other materials (if and when they become available) containing information about the proposed transaction, and any other documents filed by Apple Hospitality or Apple Ten with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by Apple Hospitality with the SEC on its website at www.applehospitalityreit.com. Investors and security holders may obtain free copies of the documents filed by Apple Ten with the SEC on its website at www.applereitten.com. Investors and security holders may also obtain free copies of the documents filed by each of Apple Hospitality or Apple Ten by directing a written request to Apple Hospitality or Apple Ten, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations or at (804) 727-6321.

Certain Information Regarding Participants

Apple Hospitality and Apple Ten and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the proposed merger. Information about the executive officers and directors of Apple Hospitality and their ownership of securities in Apple Hospitality is set forth in Apple Hospitality's definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2016. Information about the executive officers and directors of Apple Ten and their ownership of securities in Apple Ten is set forth in Apple Ten's definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016. Investors and security holders may obtain additional information regarding the direct and indirect interests of Apple Hospitality and Apple Ten and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Apple Hospitality or Apple Ten using the sources indicated above.

No Offer or Solicitation

This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com

www.applereitten.com